Share-Based and Unit-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
Share-Based and Unit-Based Compensation	Share-Based and Unit-Based Compensation
The following discussion of our share-based and unit-based compensation awards includes awards related to continuing and discontinuing operations, unless otherwise clarified.

2021 Incentive Plan
Our 2021 Omnibus Incentive Plan, as amended (the “2021 Incentive Plan”), became effective on the Closing Date with the approval of VIH’s shareholders and the Board. The 2021 Incentive Plan allows us to make equity and equity-
based incentive awards to employees, non-employee directors and consultants. There were initially 1,032,677 shares of Class A common stock reserved for issuance under the 2021 Incentive Plan which can be granted as stock options, stock appreciation rights, restricted shares, restricted stock units (“RSUs”), performance stock units (“PSUs”), dividend equivalent rights and other share-based awards. On June 6, 2023, the 2021 Incentive Plan was amended to increase by 1,063,618 shares. On May 31, 2024, the 2021 Incentive Plan was amended to increase by 938,625 shares the number of authorized shares of Class A common Stock available for issuance for a new aggregate total of 3,034,920 shares authorized. No award may vest earlier than the first anniversary of the date of grant, subject to limited conditions.
Share-Based Compensation Expense
During the year ended December 31, 2024, we granted 1,263,155 RSUs and 248,170 PSUs, which represents 100% of the target award, to employees and directors. During the year ended December 31, 2023, we granted 311,323 RSUs and 26,945 PSUs, which represents 100% of the target award, to employees and directors. During the year ended December 31, 2022, we granted 410,069 RSUs and 204,679 PSUs, which represents 100% of the target award, to employees and directors.

The following table summarizes share-based compensation expense recognized for our share-based awards (in millions):

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Share-based compensation expense from continuing operations	$13.9	$14.1	$23.4
Share-based compensation expense from discontinued operations	$1.2	$1.0	$0.5
Total share-based compensation expense	$15.1	$15.1	$23.9
We recorded $15.1 million, $15.1 million, and $23.9 million of share-based compensation expense related to RSUs for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. We recorded $0.7 million, $0.3 million, and $7.7 million of share-based compensation expense related to PSUs for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. Share-based compensation expense for both RSUs and PSUs is included in “Compensation and benefits” in the consolidated statements of operations.
Unrecognized compensation expense as of December 31, 2024 and December 31, 2023, respectively, was $12.9 million and $14.3 million for the RSUs and PSUs. The unrecognized compensation expense as of December 31, 2024 and December 31, 2023 will be recognized over a weighted-average period of 1.36 years and 1.38 years, respectively.
RSU and PSU Activity
The following table summarizes RSU and PSU activity under the 2021 Incentive Plan for the years ended December 31, 2024, December 31, 2023, and December 31, 2022 (in thousands, except per unit data):

RSUs and PSUs	Number of Shares	Weighted Average Remaining Contractual Term (years)	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding as of December 31, 2021	86	1.51	$229.50
Granted	615		$98.50	$60,583
Forfeited	(76)		$124.75
Vested	(74)		$205.00
Outstanding as of December 31, 2022	551	2.05	$101.25
Granted	338		$37.25	$12,596
Forfeited	(152)		$70.75
Vested	(216)		$95.50
Outstanding as of December 31, 2023	521	1.38	$69.75
Granted	1,511		$14.32	$21,951
Forfeited	(227)		$51.10
Vested	(385)		$54.04
Outstanding as of December 31, 2024	1,421	1.36	$18.17
During the years ended December 31, 2024, December 31, 2023, and December 31, 2022, we recorded $4.9 million, $2.3 million, and $2.0 million, respectively, of share-based compensation expense related to the accelerated vesting for certain employees that were terminated, primarily related to the Company’s restructuring efforts. Acceleration of share-based compensation expense related to the Company’s restructuring efforts is included in “Restructuring expenses” in the consolidated statements of operations. We also recorded reversal of share-based compensation expense of $1.1 million, $2.0 million, and $1.9 million during the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively, for forfeitures, primarily related to executive resignations and the Company's restructuring efforts. Reversal of share-based compensation expense related to the Company’s restructuring efforts is included in “Restructuring expenses” in the consolidated statements of operations.
Total fair value of vested RSU and PSU awards was $7.3 million, $8.7 million, and $6.5 million for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively.
During the fourth quarter of 2022, the Company announced a restructuring plan to further focus the business. This restructuring plan included a reduction in workforce, impacting 22 employees that had outstanding RSUs. We modified the terms of the awards with these employees waiving the continued service requirement for the first tranche of outstanding RSUs if those awards would vest during the 60 days following their separation date. Any awards vesting after the 60 days would be forfeit, consistent with the terms of the 2021 Incentive Plan. We accounted for the modification of these awards as a new grant, including determining the grant date fair value on the date of the modification. The modified grant date fair value, combined with the forfeitures of the awards, resulted in a reversal of $1.0 million of previously recognized share-based compensation expense.
The fair value of the RSUs and PSUs used in determining share-based compensation expense is based on the closing price of our common stock on the grant date.
PSUs provide an opportunity for the recipient to receive a number of shares of our common stock based on various performance metrics. Upon vesting, each performance stock unit equals one share of common stock of the Company. We accrue compensation expense for the PSUs based on our assessment of the probable outcome of the performance conditions. The metrics for PSUs granted during 2024 relate to our performance during fiscal year 2024, as measured against objective performance goals approved by the Board. The actual number of units earned may range from —% to 150% or 200% of the target number of units depending on the metric and depending upon achievement of the 2024 performance goals. PSUs granted in 2024 vest in two equal annual installments from 2025 to 2026. The metrics for PSUs granted during 2023 relate to our performance during fiscal year 2023, as measured against objective performance goals approved by the Board. The actual number of units earned may range from —% to 150% of the target number of units depending upon achievement of the 2023 performance goals. PSUs granted in 2023 vest in three equal annual installments from 2024 to 2026. The metrics for PSUs granted during 2022 relate to our performance during fiscal years 2022, 2023 and 2024, as measured against objective performance goals as determined by the Board. The actual number of units earned may range from 0% to 150% of the target number of units depending upon achievement of each year’s performance goals. PSUs granted in 2022 vest in three equal annual installments, subject to a catch-up provision over the three annual performance targets.
Opco Plan
Preferred incentive units and common incentive units (collectively, “incentive units”) represent an ownership interest in Opco and are entitled to receive distributions from Opco, subject to certain vesting conditions. Opco classifies incentive units as equity awards on its consolidated balance sheets. Participation units, issued directly by Opco to Opco Plan participants, do not represent an ownership interest in Opco but rather provide Opco Plan participants the contractual right to participate in the value of Opco, if any, through either a cash payment or issuance of Class A common stock upon the occurrence of certain events following vesting of the participation units. Because participation units have historically been settled in cash at the Company’s discretion, the Company classified participation units as liability awards on its consolidated balance sheets as of December 31, 2023. At the Company’s discretion, the Company settled the final tranche of vested participation units in October 2023 by issuing 4,472 shares of Class A common stock in lieu of making cash payments.
The units are unvested on the grant date and are subject to the vesting terms in the award agreement. They do not receive distributions until such units are vested. The units vest subject to continuous employment through the vesting date (subject to limited exceptions), and the achievement of certain performance and market conditions. A portion of the units may be subject to vesting upon a liquidity event, initial public offering, or partial exit event, or to the extent any incentive units and participation units remain outstanding and unvested on the date that is the eight-year anniversary of the launch of one of Opco’s services in a production environment, which occurred on September 23, 2019, these remaining units will vest based on the calculated fair market value of Opco as of such date. The VIH Business Combination was an initial public offering vesting event contemplated in the Opco Plan.
On December 19, 2018, Opco and Bakkt Management, LLC (the “Management Vehicle”), a wholly-owned subsidiary of Opco, entered into the Back-to-Back Agreement. The Management Vehicle has no substantive operations, and its sole purpose is to own incentive units in Opco. Under the Back-to-Back Agreement, Opco granted incentive units to the Management Vehicle, which is a member of Opco, and the Management Vehicle issued economically identical membership interests in the Management Vehicle (“Management incentive units”) to employees. Any employees who receive Management incentive units have an ownership interest in the Management Vehicle, which corresponds to an indirect ownership interest in Opco. Beginning on the 4th anniversary of the date that an incentive unit vests and assuming that Opco had not consummated an IPO or Liquidity Event, the Management Vehicle had the right, but not the obligation, to require Opco to purchase all of the incentive units then held by the Management Vehicle, for a period of four years. Since the incentive units reached a vesting event due to the VIH Business Combination, the Management Vehicle no longer has the right to require Opco to purchase all of the incentive units held by the Management Vehicle. Accordingly, since the Closing Date, the Company classifies the incentive units as “Noncontrolling interest” in the consolidated balance sheets.
In May 2020, Opco amended the Opco Plan. Under the modified Opco Plan, participants have the opportunity to continue to hold unvested units upon voluntary resignation of employment. The number of unvested units that a participant can continue to hold depends on the number of years that the participant was employed. Non-forfeited units vest upon the occurrence of a vesting event, as defined in the Opco Plan, subject to time restrictions. The modification to the Opco Plan did not result in additional compensation expense being recognized because the fair value of the units immediately before and after the modification was the same.
In anticipation of the VIH Business Combination, certain incentive unit awards granted under the Opco Plan in late 2020 were modified. The modification was approved in April 2021. The modification required Opco to redeem 40% of the first one-third of certain employee awards which were scheduled to vest upon consummation of the VIH Business Combination.
Upon consummation of the VIH Business Combination, the 76,475,000 outstanding preferred incentive units and 23,219,745 outstanding common incentive units were converted into 17,473,362 common incentive units, and the 10,811,502 outstanding participation units were converted into 1,197,250 participation units. Contemporaneously with the conversion, approximately one-third of the awards in the Opco Plan vested. The second tranche vested on the one-year anniversary of the Closing Date and the third tranche vested on the two-year anniversary of the Closing Date, although under the terms of the Opco Plan, employees who are terminated without cause after the Closing Date vest in the unvested portion of their awards immediately upon their termination date. There has not been, and will not be, any additional awards made under the Opco Plan following the VIH Business Combination.
Unit-Based Compensation Expense
There was no Unit-based compensation expense for the year ended December 31, 2024. Unit-based compensation expense for the years ended December 31, 2023 and December 31, 2022, was as follows (in thousands):

Type of unit	Year Ended December 31, 2023	Year Ended December 31, 2022
Common incentive unit	$1,345	$3,663
Participation unit	(49)	(3,291)
Total	$1,296	$372
There was no unrecognized compensation expense for participation units as of December 31, 2024. As of December 31, 2023, all Common Incentive Units and Participation Units had vested or been forfeited and there was no unrecognized unit-based compensation expense.
Incentive Unit Activity
The following table summarizes incentive unit activity under the Opco Plan for the years ended December 31, 2024 and December 31, 2023 (in thousands, except per unit data):

Incentive Units	Number of Incentive Units	Weighted Average Remaining Contractual Term (years)	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding as of December 31, 2021	654	1.79	$157.50	$133,240
Granted	—
Forfeited	(13)
Exchanged	(309)
Outstanding as of December 31, 2022	332	0.79	$157.50	$67,635
Granted	—
Forfeited	—
Exchanged	(23)
Outstanding as of December 31, 2023	309	0	$166.75	$51,467
Granted	—
Forfeited	—
Exchanged	(22)
Outstanding as of December 31, 2024	287	0	$166.75	$47,867
There were no unvested Incentive Units as of December 31, 2024.

There were no participation units granted during the years ended December 31, 2024, December 31, 2023, or December 31, 2022. As of December 31, 2024, there were no participation units outstanding. During the years ended December 31, 2024, December 31, 2023, and December 31, 2022, we made cash payments of less than $0.0 million, $0.1 million, and $0.5 million respectively, to settle vested participation units. At the Company’s discretion, the Company settled the final tranche of vested participation units in October 2023 by issuing 4,472 shares of Class A common stock in lieu of making cash payments.
Determination of Fair Value
The fair value of incentive and participation units granted is calculated through a Monte Carlo simulation based on various outcomes. Opco determined that a Monte Carlo simulation was an appropriate estimation model because of the market condition associated with the vesting of the units. The determination of the fair value of the units is affected by Opco’s stock price and certain assumptions such as Opco’s expected stock price volatility over the term of the units, risk-free interest rates, and expected dividends, which are determined as follows:
•Expected term – The expected term represents the period that a unit is expected to be outstanding.
•Volatility – Opco has limited historical data available to derive its own stock price volatility. As such, Opco estimates stock price volatility based on the average historic price volatility of comparable public industry peers.
•Risk-free interest rate – The risk-free rate is based on the U.S. Treasury yield curve in effect on the grant date for securities with similar expected terms to the term of Opco’s incentive units.
•Expected dividends – Expected dividends is assumed to be zero as Opco has not paid and does not expect to pay cash dividends or non-liquidating distributions.
•Discount for lack of marketability – an estimated two year time to exit certain awards and the six month lock-up restriction on certain awards is reflected as a discount for lack of marketability estimated using the Finnerty model.
The inputs used in the models to estimate the fair value of the common incentive units and participation units granted in 2022 are summarized as follows:

Dividend yield	—%
Risk-free interest rate	0.06% - 0.36%
Expected volatility	51.00% - 53.00%
Expected term (years)	0.50 - 2.00
Discount for lack of marketability	0.082